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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 16, 2003
                                                         -----------------



                               NAVARRE CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          MINNESOTA                    0-22982                   41-1704319
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)


                   7400 49TH AVENUE NORTH, NEW HOPE, MN 55428
                   ------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (763) 535-8333


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ITEM 5.  OTHER EVENTS.

Navarre Corporation announced that it has completed a private placement to institutional and other accredited investors of approximately 2.6 million shares of common stock and approximately 650,000 five-year warrants to purchase common stock exercisable at $7.00 per share. The placement raised approximately $12.5 million, resulting in net proceeds of approximately $11.875 million after deducting estimated offering costs and placement agent fees. Proceeds from the private placement will be used for repayment of approximately $6.6 million of debt owed to Hilco Capital, L.P. incurred in connection with the recent acquisition of BCI Eclipse and for working capital and general corporate purposes, including potential acquisitions.

The sale of securities has been made solely to "accredited investors" as defined in Rule 501(a) of Regulation D and without registration in reliance on exemptions provided by Regulation D and Section 4(2) under the Securities Act of 1933, as amended. However, Navarre is obligated to use its best efforts to file a registration statement covering the resale of the privately-placed shares within 30 days of the closing. In addition, Navarre is obligated to use its best efforts to cause the Securities and Exchange Commission to declare such registration statement effective within 135 days of the closing date, and is subject to certain cash penalties to the investors in the event the resale registration is not filed within 30 days of the closing date or is not declared effective within 135 days of the closing date.

A copy of a press release regarding the announcement is incorporated herein and attached hereto as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits

10.1 Form of Securities Purchase Agreement dated as of December 15, 2003 among Navarre Corporation and the various purchasers.

10.2 Form of Registration Rights Agreement dated as of December 15, 2003 among Navarre Corporation and the various purchasers.

10.3     Form of Warrant Agreement

99.1     Press Release dated December 16, 2003


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            NAVARRE CORPORATION

                                            By: /s/ Eric H. Paulson
                                                --------------------------------
                                                Eric H. Paulson
                                                Chairman of the Board, President
                                                  and Chief Executive Officer

Dated:   December 17, 2003





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                                  EXHIBIT INDEX


Exhibit No. 10.1  Form of Securities Purchase Agreement dated as of December 15,
                  2003 among Navarre Corporation and the various purchasers.

Exhibit No. 10.2  Form or Registration Rights Agreement dated as of December 15,
                  2003 among Navarre Corporation and the various purchasers

Exhibit No. 10.3  Form of Warrant Agreement

Exhibit No. 99.1  Press Release dated December 16, 2003.









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